SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

LASH, INC.
(Name of Registrant as Specified In Its Charter)

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	1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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LASH, INC.

297 President Street

Brooklyn, New York 11231

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about April 30, 2018 to the holders of record as of the close of business on April 30, 2018, of the common stock of Lash, Inc., a Nevada corporation (“Lash”).

One stockholder of Lash, holding an aggregate of 2,271,429 shares of common stock issued and outstanding as of April 11, 2018, has approved and consented in writing in lieu of a special meeting of the stockholders to an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Artisan Consumer Goods, Inc.”

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock of Lash and are sufficient under the Nevada Revised Statutes (“NRS”) and Lash’s Articles of Incorporation and Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of Lash for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY CONSENTING STOCKHOLDER

GENERAL

Lash will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Lash will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Lash’s common stock.

Lash will only deliver one Information Statement to multiple security holders sharing an address unless Lash has received contrary instructions from one or more of the security holders. Upon written or oral request, Lash will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Lash, Inc., 297 President Street, Brooklyn, New York 11231, Attn: Amber Finney, President and Chief Executive Officer. Ms. Finney may also be reached by telephone at (206) 537-7141.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to Lash’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of Lash’s outstanding capital stock is required to effect the action described herein. Lash’s Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, Lash had 4,400,000 shares of common stock issued and outstanding. The voting power representing not less than 2,200,001 shares of common stock is required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 2,271,429 shares of common stock, which represents approximately 51.6% of the issued and outstanding shares of Lash’s common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholder voted in favor of the action described herein in a written consent, dated April 11, 2018. No consideration was paid for the consent. The consenting stockholder’s name, affiliation with Lash, and her beneficial holdings are as follows:

Title of Class	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage

Amber Finney	President and Chief Executive Officer, Treasurer, director and greater than 10% shareholder (1)	2,271,429	51.6%

_____________

(1)	Appointed President and Chief Executive Officer, Treasurer and director on September 28, 2016.

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 11, 2018, certain information regarding the ownership of Lash’s capital stock by each director and executive officer of Lash, each person who is known to Lash to be a beneficial owner of more than 5% of any class of Lash’s voting stock, and by all officers and directors of Lash as a group. Unless otherwise indicated below, to Lash’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of April 11, 2018 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 4,400,000 shares of common stock issued and outstanding on a fully diluted basis, as of April 11, 2018.

Title of Class	Name and Address of Beneficial Owner (4)	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)

Common Stock	Amber Joy Finney (2)	2,271,426	51.6%
Common Stock	William Drury (3)	681,434	15.4%
Common Stock	Jean Jacques Mariani	342,859	7.7%
All directors and executive officers as a group (2 persons)		2,952,860	67.1%

__________

(1)	As of April 11, 2018, we had 2,114,286 shares of common stock outstanding.
(2)	Appointed President and Chief Executive Officer, Treasurer and director on September 28, 2016.
(3)

Appointed Secretary on February 19, 2013. Appointed President on July 31, 2015, appointed Treasurer and director on February 19, 2013, and resigned as President, Treasurer and director September 28, 2016. 85,717 shares held by Wicawibe LLC, and 595,717 shares held by Gain Delight Trading Ltd.

(4)	Unless otherwise noted, the address of each person listed is c/o Lash, Inc., 297 President Street, Brooklyn, New York 11231.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers for all services rendered in all capacities to us for the fiscal periods indicated during the fiscal years ended June 30, 2017 and 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation($)	All Other Compensation($)	Total ($)
Amber Joy Finney (1)	2017	0	0	0	0	0	0	0	0
	2016	0	0	0	0	0	0	0	0

William Drury (2)	2017	0	0	0	0	0	0	0	0
	2016	0	0	0	0	0	0	0	0

___________

(1)	Appointed President and Chief Executive Officer, Treasurer and director on September 28, 2016.
(2)

Appointed Secretary on February 19, 2013. Appointed President on July 31, 2015, appointed Treasurer and director on February 19, 2013, and resigned as President, Treasurer and director September 28, 2016.

Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended June 30, 2017.

Long-Term Incentive Plans and Awards

There were no awards made to a named executive officer, under any long-term incentive plan, as of the end of the fiscal period ended June 30, 2017.

We currently do not pay any compensation to our directors serving on our board of directors.

STOCK OPTION GRANTS

The following table sets forth stock option grants and compensation or the fiscal year ended June 30, 2017.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Amber Finney (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

William Drury (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

__________

(1)	Appointed President and Chief Executive Officer, Treasurer and director on September 28, 2016.
(2)

Appointed Secretary on February 19, 2013. Appointed President on July 31, 2015, appointed Treasurer and director on February 19, 2013, and resigned as President, Treasurer and director September 28, 2016.

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DIRECTOR COMPENSATION

The following table sets forth director compensation or the fiscal year ended June 30, 2017:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Amber Finney (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
William Drury (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

______________

(1)	Appointed President and Chief Executive Officer, Treasurer and director on September 28, 2016.
(2)

Appointed Secretary on February 19, 2013. Appointed President on July 31, 2015, appointed Treasurer and director on February 19, 2013, and resigned as President, Treasurer and director September 28, 2016.

We currently do not pay any compensation to our directors for serving on our board of directors.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Lash which may result in a change in control of Lash

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

The following action was taken based upon the written consent of the consenting stockholder:

ACTION 1

AMENDMENT TO THE ARTICLES OF INCORPORATION

TO CHANGE THE NAME OF THE COMPANY

Effective April 11, 2018, the Board of Directors and the consenting stockholder adopted and approved a resolution to effect an amendment to our Articles of Incorporation to change our name from “Lash, Inc..” to “Artisan Consumer Goods, Inc.”

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the name change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of the Company. We anticipate the effective date to be on or about May 21, 2018.

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ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

STATEMENT OF ADDITIONAL INFORMATION

Lash’s Annual Report on Form 10-K for the year ended June 30, 2017, and filed with the SEC on October 16, 2017; Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 and filed with the SEC on November 15, 2017; and Quarterly Report on Form 10-Q for the quarter ended December 31, 2017 and filed with the SEC on February 21, 2018, have been incorporated herein by this.

Lash undertakes to mail to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Lash should be addressed to Amber Finney, President and Chief Executive Officer, at Lash’s principal executive offices, at: Lash, Inc., 297 President Street, Brooklyn, New York 11231. Ms. Finney may also be reached by telephone at (206) 537-7141.

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